SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of
    [ ]  Definitive Proxy Statement             the Commission Only
    [X]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMMERCIAL FEDERAL CORPORATION
    ...........................................................................
              (Name of Registrant as Specified in Its Charter)

                                     N/A
    ...........................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

    [ ]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:





                  [Letterhead of Commercial Federal Corporation]

         TO:  PARTICIPANTS IN THE COMMERCIAL FEDERAL RETIREMENT
              SAVINGS PLAN


                   Under the terms of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), you have the right to direct the Plan trustee in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal Corporation ("Commercial Federal") allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under applicable law, the Plan trustee will vote your allocated shares in accordance with your instructions and will NOT vote your allocated shares if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

                   HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your Plan account(s).

                   CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should NOT be sent to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

                   Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

                   DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Commercial Federal and a copy of its 1995 Annual Report to Stockholders are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska.

                   Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with the slate of directors endorsed by the Board of Directors of





         Commercial Federal and if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with the proposal of the Board of Directors and the stockholder proposal described in the enclosed proxy statement. PLEASE NOTE THAT TO DIRECT THE PLAN TRUSTEE TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE CONFIDENTIAL VOTING INSTRUCTION CARD. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

                   The Plan trustee understands that CAI Corporation, a stockholder of Commercial Federal, has prepared a proxy statement soliciting proxies for a slate of directors in opposition to the slate endorsed by the Board of Directors in the enclosed Commercial Federal proxy statement, against the Board's proposal and in favor of the stockholder proposal, which proposals are described in the enclosed Commercial Federal proxy statement. If CAI Corporation's proxy statement and other soliciting materials are provided to the Plan trustee, the Plan trustee will distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit participants of the Plan to instruct the Plan trustee regarding the voting of shares allocated to their account(s) in connection with the matters described in any such additional proxy solicitation materials distributed by CAI Corporation.

                   Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided by the Plan trustee for that purpose. AGAIN, ALL VOTING INSTRUCTION CARDS SHOULD BE FORWARDED TO CORPORATE ELECTION SERVICES, INC. AND SHOULD NOT BE MAILED TO COMMERCIAL FEDERAL OR ITS PROXY SOLICITOR, D.F. KING & CO., INC.

                   In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan trustee will not recommend how you should complete your confidential voting instruction cards.

                   WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION
         CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the LATEST date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may





         request additional confidential voting instruction cards at any time by contacting the Plan trustee at (402) 390-6553.

                   If you have any questions regarding the procedures for instructing the Plan trustee, please call (402) 390-6553.


                                       Plan Trustee
                                       October 24, 1995





                                     [FRONT]

                    COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN

         TO: PLAN TRUSTEE OF THE COMMERCIAL FEDERAL RETIREMENT SAVINGS
             PLAN

              I hereby direct you, as Trustee of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1995 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 21, 1995 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Trustee's responsibilities under applicable law, the Plan Trustee will vote Commercial Federal Stock allocated to the accounts of Plan participants ("Participants") in accordance with timely instructions received from such Participants and will NOT vote Commercial Federal Stock allocated to Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below. THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE INDICATED BY THE PARTICIPANT, AN INSTRUCTION HEREON TO VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 WILL BE DEEMED AN INSTRUCTION TO THE PLAN TRUSTEE TO GIVE THE PROXIES SET FORTH ON COMMERCIAL FEDERAL CORPORATION'S WHITE PROXY CARD FOR THE ANNUAL MEETING DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES FOR WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT THE VOTING AND TO ALLOCATE SUCH VOTES IN FAVOR OF ONE OR MORE OF SUCH NOMINEES, AS SUCH PROXIES MAY DETERMINE.

              IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 16, 1995.

         DO NOT MAIL THESE INSTRUCTIONS TO COMMERCIAL FEDERAL
         CORPORATION OR COMMERCIAL FEDERAL CORPORATION'S PROXY
         SOLICITOR, D.F. KING & CO., INC.

                (Continued--To be Dated and Signed on Other Side)

                                      [BACK]

         INDICATE YOUR INSTRUCTIONS WITH AN [X]. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

         1. The election as directors of all nominees listed below (except as marked to the contrary):

                     FOR                   WITHHOLD AUTHORITY to vote
           all nominees listed below       for all nominees listed below
                     [_]                              [_]

           William A. Fitzgerald, Sharon G. Marvin and Michael T. O'Neil

         INSTRUCTION: To withhold your vote for any individual nominee(s), mark "FOR" above and write the name(s) of the nominees(s) for which you do not wish to vote on the line below.


         ----------------------------------------------------------

         2. Board of Director's proposal as described in Commercial Federal Corporation's Proxy Statement dated October 6, 1995.

                   FOR         AGAINST         ABSTAIN
                   [_]           [_]             [_]

         3. Stockholder proposal submitted by CAI Corporation as described in Commercial Federal Corporation's Proxy
             Statement dated October 6, 1995.

                   FOR         AGAINST         ABSTAIN
                   [_]           [_]             [_]



                                       Signature(s)____________________
                                       ________________________________
                                       Date _____________________, 1995
                                       (IMPORTANT:  Please sign exactly
                                       as name appears hereon.)





                  [Letterhead of Commercial Federal Corporation]

         TO:  PARTICIPANTS IN THE COMMERCIAL FEDERAL PAYROLL STOCK
              PURCHASE PLAN


                   Under the terms of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), you have the right to direct the Plan administrator in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal Corporation ("Commercial Federal") allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan administrator's responsibilities under applicable law, the Plan administrator will vote your allocated shares in accordance with your instructions and will NOT vote your allocated shares if you do not provide instructions.
         Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

                   HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan administrator in connection with the voting of shares allocated to your Plan account(s).

                   CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan administrator will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should NOT be sent to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

                   Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan administrator. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

                   DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Commercial Federal and a copy of its 1995 Annual Report to Stockholders are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska.

                   Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan administrator to vote shares allocated to your account(s) in





         connection with the slate of directors endorsed by the Board of Directors of Commercial Federal and if you wish to direct the Plan administrator to vote shares allocated to your account(s) in connection with the proposal of the Board of Directors and the stockholder proposal described in the enclosed proxy statement. PLEASE NOTE THAT TO DIRECT THE PLAN ADMINISTRATOR TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE CONFIDENTIAL VOTING INSTRUCTION CARD. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.

                   The Plan administrator understands that CAI
         Corporation, a stockholder of Commercial Federal, has prepared a proxy statement soliciting proxies for a slate of directors in opposition to the slate endorsed by the Board of Directors in the enclosed Commercial Federal proxy statement, against the Board's proposal and in favor of the stockholder proposal, which proposals are described in the enclosed Commercial Federal proxy statement. If CAI Corporation's proxy statement and other soliciting materials are provided to the Plan administrator, the Plan administrator will distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit participants of the Plan to instruct the Plan administrator regarding the voting of shares allocated to their account(s) in connection with the matters described in any such additional proxy solicitation materials distributed by CAI Corporation.

                   Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided by the Plan administrator for that purpose. AGAIN, ALL VOTING INSTRUCTION CARDS SHOULD BE FORWARDED TO CORPORATE ELECTION SERVICES, INC. AND SHOULD NOT BE MAILED TO COMMERCIAL FEDERAL OR ITS PROXY SOLICITOR, D.F. KING & CO., INC.

                   In order to make an informed judgment concerning how to instruct the Plan administrator to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan administrator will not recommend how you should complete your confidential voting instruction cards.

                   WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION
         CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the LATEST date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may





         request additional confidential voting instruction cards at any time by contacting the Plan administrator at (402) 390-6553.

                   If you have any questions regarding the procedures for instructing the Plan administrator, please call (402) 390-6553.


                                       Plan Administrator
                                       October 24, 1995





                                     [FRONT]

                  COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

         TO: PLAN ADMINISTRATOR OF THE COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

              I hereby direct you, as Administrator of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1995 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 21, 1995 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Administrator's responsibilities under applicable law, the Plan Administrator will vote Commercial Federal Stock allocated to the accounts of Plan participants ("Participants") in accordance with timely instructions received from such Participants and will NOT vote Commercial Federal Stock allocated to Plan Participants if the Plan Administrator does not receive timely instructions from such Participants on or before the date designated below.
         THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE INDICATED BY THE PARTICIPANT, AN INSTRUCTION HEREON TO VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 WILL BE DEEMED AN INSTRUCTION TO THE PLAN ADMINISTRATOR TO GIVE THE PROXIES SET FORTH ON COMMERCIAL FEDERAL CORPORATION'S WHITE PROXY CARD FOR THE ANNUAL MEETING DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES FOR WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT THE VOTING AND TO ALLOCATE SUCH VOTES IN FAVOR OF ONE OR MORE OF SUCH NOMINEES, AS SUCH PROXIES MAY DETERMINE.

              IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 16, 1995.

         DO NOT MAIL THESE INSTRUCTIONS TO COMMERCIAL FEDERAL
         CORPORATION OR COMMERCIAL FEDERAL CORPORATION'S PROXY
         SOLICITOR, D.F. KING & CO., INC.

                (Continued--To be Dated and Signed on Other Side)

                                      [BACK]

         INDICATE YOUR INSTRUCTIONS WITH AN [X]. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.

         1. The election as directors of all nominees listed below (except as marked to the contrary):

                     FOR                   WITHHOLD AUTHORITY to vote
           all nominees listed below       for all nominees below
                     [_]                              [_]

           William A. Fitzgerald, Sharon G. Marvin and Michael T. O'Neil

         INSTRUCTION: To withhold your vote for any individual nominee(s), mark "FOR" above and write the name(s) of the nominees(s) for which you do not wish to vote on the line below.


         __________________________________________________________

         2. Board of Director's proposal as described in Commercial Federal Corporation's Proxy Statement dated October 6, 1995.

                   FOR         AGAINST         ABSTAIN
                   [_]           [_]             [_]

         3. Stockholder proposal submitted by CAI Corporation as described in Commercial Federal Corporation's Proxy
             Statement dated October 6, 1995.

                   FOR         AGAINST         ABSTAIN
                   [_]           [_]             [_]



                                       Signature(s)_____________________
                                       _________________________________
                                       Date_______________________, 1995
                                       (IMPORTANT:  Please sign exactly
                                       as name appears hereon.)